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                                                                    EXHIBIT 10.2


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
               STERLING FINANCIAL SERVICES OF FLORIDA - I, INC.
                              CREDIT APPLICATION


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                                                                                 TO BE COMPLETED BY DEALER
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                                                           DEALER            PHONE (INCLUDE AREA CODE)      SALESPERSON CONTACT
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                                                           LOCATION          DATE                           TIME
                                                           -------------------------------------------------------------------------
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                           APPLICANT                                                       CO-APPLICANT
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NAME                             BIRTHDATE                        NAME                             BIRTHDATE
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SOCIAL SECURITY NO.              __MARRIED      __UNMARRIED       SOCIAL SECURITY NO.        __MARRIED         __UNMARRIED
                                          __SEPARATED                                                         __SEPARATED
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NUMBER OF DEPENDENT                                               NUMBER OF DEPENDENT
CHILDREN                         AGES: ___  ___  ___  ___  ___    CHILDREN                         AGES: ___  ___  ___  ___  ___
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PRESENT STREET ADDRESS                                            PRESENT STREET ADDRESS

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CITY, STATE, ZIP                 HOME PHONE                       CITY, STATE, ZIP                 HOME PHONE

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HOW LONG AT PRESENT              ___ HOME OWNER          MONTHLY  HOW LONG AT PRESENT              ___ HOME OWNER           MONTHLY
ADDRESS                          ___ RENTER              PAYMENT  ADDRESS                          ___ RENTER               PAYMENT
                                 ___ LIVE WITH RELATIVE                                            ___ LIVE WITH RELATIVE
____YRS. ___ MOS.                ___ OTHER                        ____YRS. ___ MOS.                ___ OTHER
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PREVIOUS STREET ADDRESS (IF LESS THAN 2 YEARS AT PRESENT ADDRESS) PREVIOUS STREET ADDRESS (IF LESS THAN 2 YEARS AT PRESENT ADDRESS)

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CITY, STATE, ZIP                 HOME PHONE                       CITY, STATE, ZIP                 HOME PHONE
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NAME OF NEAREST RELATIVE         RELATIONSHIP                     NAME OF NEAREST RELATIVE         RELATIONSHIP
NOT LIVING WITH YOU                                               NOT LIVING WITH YOU
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CITY, STATE, ZIP                 PHONE                            CITY, STATE, ZIP                 PHONE

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                     APPLICANT EMPLOYMENT                                            CO-APPLICANT EMPLOYMENT
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EMPLOYER                         CITY, STATE                      EMPLOYER                         CITY, STATE

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PHONE NUMBER         JOB TITLE         HIRE DATE                  PHONE           JOB TITLE            HIRE DATE
                                                                  NUMBER
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GROSS SALARY                                                      GROSS SALARY
$                          PER ___ HR ___ WK ___ MO ___ YR        $                          PER ___ HR ___ WK ___ MO ___ YR
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PREVIOUS EMPLOYER                CITY, STATE                      PREVIOUS EMPLOYER        CITY, STATE
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PHONE NUMBER                     EMPLOYED (MO/YR)                 PHONE NUMBER             EMPLOYED (MO/YR)
                                 FROM              TO                                      FROM              TO
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                   APPLICANT'S OTHER INCOME                                        CO-APPLICANT'S OTHER INCOME
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NOTE: ALIMONY, CHILD SUPPORT OR SEPARATE MAINTENANCE INCOME NEED NOT BE REVEALED UNLESS YOU WANT THEM CONSIDERED AS A BASIS FOR
      REPAYING THIS OBLIGATION
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SOURCE                           MONTHLY AMOUNT                   SOURCE                   MONTHLY AMOUNT
                                 $                                                         $
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                                                  APPLICANT'S CREDIT INFORMATION
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CHECKING ACCOUNT WITH            ACCOUNT NO.                      SAVINGS ACCOUNT        ACCOUNT NO
                                                                  WITH
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                                                     APPLICANT'S OBLIGATIONS
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CREDITOR NAME                    TELEPHONE         ACCOUNT NUMBER          CURRENT BALANCE           MONTHLY PAYMENT
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LANDLORD MORTGAGE HOLDER                                                   $                         $
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LARGEST OTHER OBLIGATION                                                   $                         $
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ALIMONY, CHILD SUPPORT MAINTENANCE                                         $                         $
PAYMENT
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APPLICANT                                                        APPLICANT
SIGN HERE  X________________________ DATE ___________            SIGN HERE X________________________ DATE________
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